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                                                                     EXHIBIT 4.1

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                           COMPAQ COMPUTER CORPORATION
                                 AS THE COMPANY

                                       AND

                              THE BANK OF NEW YORK
                                   AS TRUSTEE





                ------------------------------------------------


                                    INDENTURE

                             DATED AS OF MAY 2, 2000

                ------------------------------------------------






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                                TABLE OF CONTENTS



                                    ARTICLE I
Definitions and Incorporation by Reference............................1
     Section 1.1   Definitions........................................1
     Section 1.2   Rules of Construction..............................6

                                   ARTICLE II

The Securities........................................................7
     Section 2.1   Form, Dating and Denominations.....................7
     Section 2.2   Execution and Authentication.......................8
     Section 2.3   Amount Unlimited; Issuable in Series...............9
     Section 2.4   Payments of Interest..............................12
     Section 2.5   Registrar, Paying Agent and Authenticating
                   Agent; Paying Agent to Hold Money in Trust........12
     Section 2.6   Replacement Securities............................13
     Section 2.7   Outstanding Securities............................13
     Section 2.8   Temporary Securities..............................14
     Section 2.9   Cancellation......................................15
     Section 2.10  CUSIP and CINS Numbers............................15
     Section 2.11  Registration, Transfer and Exchange...............15
     Section 2.12  Series May Include Tranches.......................18

                                   ARTICLE III

Redemption...........................................................20
     Section 3.1   Applicability of Article..........................20
     Section 3.2   Method and Effect of Redemption...................20
     Section 3.3   Exclusion of Certain Securities from Eligibility
                   for Selection for Redemption......................21
     Section 3.4   Mandatory and Optional Sinking Funds..............22

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

                                   ARTICLE IV

Covenants.....................................................................24
     Section 4.1   Payment of Securities......................................24
     Section 4.2   Maintenance of Office or Agency............................25
     Section 4.3   Financial Reports..........................................26
     Section 4.4   Reports to Trustee.........................................26
     Section 4.5   Limitations on Liens.......................................26
     Section 4.6   Limitations on Sale and Lease-back Transactions............28
     Section 4.7   Calculation of Original Issue Discount.....................29

                                    ARTICLE V

Consolidation, Merger or Sale of Assets.......................................30
     Section 5.1   Consolidation, Merger or Sale of Assets
                   by the Company; No Lease of All or
                   Substantially All Assets...................................30

                                   ARTICLE VI

Default and Remedies..........................................................31
     Section 6.1   Events of Default..........................................31
     Section 6.2   Acceleration...............................................32
     Section 6.3   Other Remedies.............................................33
     Section 6.4   Waiver of Past Defaults....................................33
     Section 6.5   Control by Majority........................................33
     Section 6.6   Limitation on Suits........................................34
     Section 6.7   Rights of Holders to Receive Payment.......................34
     Section 6.8   Collection Suit by Trustee.................................34
     Section 6.9   Trustee May File Proofs of Claim...........................35
     Section 6.10  Priorities.................................................35
     Section 6.11  Restoration of Rights and Remedies.........................36
     Section 6.12  Undertaking for Costs......................................36
     Section 6.13  Rights and Remedies Cumulative.............................36
     Section 6.14  Delay or Omission Not Waiver...............................36




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

                                   ARTICLE VII
The Trustee..................................................................37
     Section 7.1   General...................................................37
     Section 7.2   Certain Rights of Trustee.................................37
     Section 7.3   Individual Rights of Trustee..............................39
     Section 7.4   Trustee's Disclaimer......................................40
     Section 7.5   Notice of Default.........................................40
     Section 7.6   Reports by Trustee to Holders.............................40
     Section 7.7   Compensation and Indemnity................................41
     Section 7.8   Replacement of Trustee....................................41
     Section 7.9   Successor Trustee by Merger...............................43
     Section 7.10  Eligibility...............................................43
     Section 7.11  Money Held in Trust.......................................43

                                  ARTICLE VIII

Defeasance and Discharge.....................................................44
     Section 8.1   Discharge of Company's Obligations........................44
     Section 8.2   Legal Defeasance..........................................45
     Section 8.3   Covenant Defeasance.......................................46
     Section 8.4   Application of Trust Money................................47
     Section 8.5   Repayment to Company......................................47
     Section 8.6   Reinstatement.............................................48

                                   ARTICLE IX

Amendments, Supplements and Waivers..........................................48
     Section 9.1   Amendments Without Consent of Holders.....................48
     Section 9.2   Amendments With Consent of Holders........................49
     Section 9.3   Effect of Consent.........................................50
     Section 9.4   Trustee's Rights and Obligations..........................51
     Section 9.5   Conformity with Trust Indenture Act.......................51


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

                                    ARTICLE X

Miscellaneous.................................................................51
     Section 10.1  Trust Indenture Act of 1939................................51
     Section 10.2  Securityholder Communications; Securityholder Actions......51
     Section 10.3  Notices....................................................52
     Section 10.4  Certificate and Opinion as to Conditions Precedent.........54
     Section 10.5  Statements Required in Certificate or Opinion..............54
     Section 10.6  Payment Date Other Than a Business Day.....................54
     Section 10.7  Governing Law..............................................55
     Section 10.8  No Adverse Interpretation of Other Agreements..............55
     Section 10.9  Successors.................................................55
     Section 10.10 Duplicate Originals........................................55
     Section 10.11 Separability...............................................55
     Section 10.12 Table of Contents and Headings.............................55
     Section 10.13 No Liability of Directors, Officers,
                   Employees, Incorporators and Stockholders..................55
     Section 10.14 Judgment Currency..........................................56

EXHIBIT A - Form of Security


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         INDENTURE, dated as of May 2, 2000, between COMPAQ COMPUTER
CORPORATION, a Delaware corporation, as the Company, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee.

                                    RECITALS

         The Company has duly authorized the execution and delivery of the Indenture to provide for the issuance of its debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of the Indenture. All things necessary to make the Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         This Indenture is subject to, and will be governed by, the provisions of the Trust Indenture Act that are required to be a part of and govern indentures qualified under the Trust Indenture Act.

                            THIS INDENTURE WITNESSETH

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, the parties hereto covenant and agree, for the equal and proportionate benefit of the respective Holders from time to time of the Securities or of any series thereof, as follows:


                                    ARTICLE I

                   Definitions and Incorporation by Reference

                  Section 1.1 Definitions.

         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.



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         "AGENT" means any Registrar, Paying Agent or Authenticating Agent.

         "AGENT MEMBER" means a member of, or a participant in, the Depositary.

         "AUTHENTICATING AGENT" refers to a Person engaged to authenticate the Securities in the stead of the Trustee.

         "BANKRUPTCY DEFAULT" has the meaning assigned to such term in Section 6.1.

         "BOARD OF DIRECTORS" means the board of directors or comparable governing body of the Company, or any committee thereof duly authorized to act on its behalf.

         "BOARD RESOLUTION" means a resolution duly adopted by the Board of Directors which, as of the date of any certification thereof, remains in full force and effect.

         "BUSINESS DAY" means, with respect to any Security, any day except a Saturday, Sunday or other day on which commercial banks in New York City or in the city where the Corporate Trust Office of the Trustee is located are authorized by law to close.

         "CAPITAL STOCK" means, with respect to any Person, any and all shares of stock of a corporation, partnership interests or other equivalent interests (however designated, whether voting or non-voting) in such Person's equity, entitling the holder to receive a share of the profits and losses, and a distribution of assets, after liabilities, of such Person.

         "CERTIFICATED SECURITY" means a Security in registered individual form without interest coupons.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" means Capital Stock not entitled to any preference on dividends or distributions, upon liquidation or otherwise.

         "COMPANY" means the party named as such in the first paragraph of the Indenture or any successor obligor under the Indenture and the Securities pursuant to Section 5.1.

         "COMPOSITE RATE" means, at any time, the rate of interest, per annum, compounded semi-annually, equal to the sum of the rates of interest borne by each of the Securities outstanding hereunder (as specified on the face of each of the Securities, provided, that, in the case of the Securities with variable rates of interest, the interest rate to be used in calculating the Composite Rate shall be the interest rate applicable to such Securities at the beginning of the year in which the Composite Rate is being determined and, provided, further, that, in the case of Securities which do not bear interest, the interest rate to be used in calculating the Composite Rate shall be a rate equal to the yield to maturity on such Securities, calculated at the time of issuance of such Securities) multiplied, in the case of each of the Securities, by the percentage of the aggregate principal amount of all of the Securities then outstanding represented by such Security.

         "CORPORATE TRUST OFFICE" means the office of the Trustee at which the corporate trust business of the Trustee is principally administered, which at the date of the Indenture is located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

         "DEFAULT" means any event that is, or after notice or passage of time or both would be, an Event of Default.

         "DEPOSITARY" means, with respect to the Securities of any series issuable or issued in the form of one or more Global Securities, the Person designated as depositary by the Company pursuant to Section 2.3, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series means the depositary with respect to the Global Securities of that series.

         "EVENT OF DEFAULT" has the meaning assigned to such term in Section
6.1.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the date of any computation required or permitted hereunder.

         "GLOBAL SECURITY" means a Security, in registered global form, evidencing all or part of a series of Securities, issued to a Depositary for such series in accordance with Section 2.2 and bearing the legend prescribed in
Section 2.2.

         "HOLDER" or "SECURITYHOLDER" means the registered holder of any Security.

         "INDENTURE" means this indenture, as amended or supplemented from time to time, and shall include the forms and terms of the Securities of each series established as contemplated pursuant to Sections 2.1 and 2.3.

         "JUDGMENT CURRENCY" has the meaning assigned to such term in Section 10.14

         "OFFICER" means the chairman of the Board of Directors, the president or chief executive officer, any vice president, the chief financial officer, the treasurer or any assistant treasurer, or the secretary or any assistant secretary, of the Company.

         "OFFICERS' CERTIFICATE" means a certificate signed in the name of the Company (i) by the chairman of the Board of Directors, the Vice Chairman, the president or chief executive officer or a vice president and (ii) by the chief financial officer, the treasurer or any assistant treasurer or the secretary or any assistant secretary.

         "OPINION OF COUNSEL" means a written opinion signed by legal counsel, who may be an employee of or counsel to the Company, satisfactory to the Trustee and complying with Section 10.4.

         "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.2.

         "PAYING AGENT" refers to a Person engaged to perform the obligations of the Trustee in respect of payments made or funds held hereunder in respect of the Securities.

         "PERIODIC OFFERING" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the Stated Maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

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         "PERSON" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, including a government or political subdivision or an agency or instrumentality thereof.

         "PREFERRED STOCK" means, with respect to any Person, any and all Capital Stock which is preferred as to the payment of dividends or distributions, upon liquidation or otherwise, over another class of Capital Stock of such Person.

         "PRINCIPAL" of any Security means the principal amount of such Security, (or if such Security was issued with original issue discount, the face amount of such Security less the remaining unamortized portion of the original issue discount of such Security), together with, unless the context otherwise indicates, any premium then payable on such Security.

         "RECORD DATE" has the meaning assigned to such term in Section 2.4.

         "REQUIRED CURRENCY" has the meaning assigned to such term in Section 10.14.

         "REGISTER" has the meaning assigned to such term in Section 2.11.

         "REGISTRAR" means a Person engaged to maintain the Register.

         "SECURITIES" means any of the securities, as defined in the first paragraph of the Recitals, that are authenticated and delivered under the Indenture.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "STATED MATURITY" means (i) with respect to any Security, the date specified in such Security as the fixed date on which the final installment of principal of such Security is due and payable or (ii) with respect to any scheduled installment of principal of or interest on any Security, the date specified in such Security as the fixed date on which such installment is due and payable, not including any contingent obligation to repay or redeem prior to the regularly scheduled date for payment.

         "SUBSIDIARY" means with respect to any Person, any corporation, association or other business entity of which more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by, or, in the case of a partnership, the sole general partner or the managing partner or the only general partners of which are, such

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Person and one or more Subsidiaries of such Person (or a combination thereof).
Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company.

         "TRANCHE" has the meaning assigned to such term in Section 2.12.

         "TRUSTEE" means the party named as such in the first paragraph of the Indenture or any successor trustee under the Indenture pursuant to Article 7.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended from time to time.

         "U.S. GOVERNMENT OBLIGATIONS" means obligations issued or directly and fully guaranteed or insured by the United States of America or by any agent or instrumentality thereof, provided that the full faith and credit of the United States of America is pledged in support thereof.

         "VOTING STOCK" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

         "YIELD TO MATURITY" means, as the context may require, the yield to maturity (i) on a series of Securities or (ii) if the Securities of a series are issuable from time to time, on a Security of such series, calculated at the time of issuance of such series in the case of clause (i) or at the time of issuance of such Security of such series in the case of clause (ii), or, if applicable, at the most recent redetermination of interest on such series or on such Security, and calculated in accordance with the constant interest method or such other accepted financial practice as is specified in the terms of such Security.

                  Section 1.2 Rules of Construction. Unless the context otherwise requires or except as otherwise expressly provided,

                  (1) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (2) "herein," "hereof" and other words of similar import refer to the Indenture as a whole and not to any particular Section, Article or other subdivision;



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                  (3) all references to Sections or Articles or Exhibits refer to Sections or Articles or Exhibits of or to the Indenture unless otherwise indicated;

                  (4) references to agreements or instruments, or to statutes or regulations, are to such agreements or instruments, or statutes or regulations, as amended from time to time (or to successor statutes and regulations); and

                  (5) in the event that a transaction meets the criteria of more than one category of permitted transactions or listed exceptions the Company may classify such transaction as it, in its sole discretion, from time to time determines.

                                   ARTICLE II

                                 The Securities

         Section 2.1 Form, Dating and Denominations. (a) The Securities of each series will be substantially in the form set forth in Exhibit A, or in such other form or forms (not inconsistent with the Indenture) as will be established by or pursuant to one or more Board Resolutions or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, all as may be determined by the officers executing such Securities as evidenced by their execution of the Securities. The Securities may have notations, legends or endorsements required by law, rules of or agreements with national securities exchanges to which the Company is subject, or usage.

         (b) Each Security will be dated the date of its authentication. The Securities of each series will bear interest, if any, from the date, and such interest and will be payable on the dates, established as contemplated by
Section 2.3.

         (c) The Securities of each series will be issuable in denominations established as contemplated by Section 2.3 or, if not so established with respect to Securities of any series, in denominations of $1,000 in principal amount and any multiple of $1,000 in excess thereof. The Securities of each series will be numbered, lettered or otherwise distinguished in the manner or in accordance with the plan as the Officers of the Company executing the same may determine, as evidenced by their execution thereof.



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                  Section 2.2 Execution and Authentication. (a) An Officer shall execute the Securities for the Company by facsimile or manual signature in the name and on behalf of the Company. If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security will still be valid.

         (b) A Security will not be valid until the Trustee manually signs the certificate of authentication on the Security, with the signature conclusive evidence that the Security has been authenticated under the Indenture.

         (c) At any time and from time to time after the execution and delivery of the Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication. The Trustee will authenticate and deliver such Securities after the following conditions have been met:

                  (1) Receipt by the Trustee of

                           (A) a Board Resolution and/or executed supplemental
                  indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms and terms of the Securities of that series were established;

                           (B) an Officers' Certificate specifying the form or
                  forms and terms of the Securities, stating that the form or forms and terms of the Securities of such series have been, or will be when established in accordance with such procedures as shall be referred to therein, established in compliance with the Indenture; and

                           (C) an Opinion of Counsel substantially to the effect
                  that the form or forms and terms of the Securities of such series have been, or will be when established in accordance with such procedures as shall be referred to therein, established in compliance with the Indenture and that the supplemental indenture, to the extent applicable, and Securities have been duly authorized and, if executed and authenticated in accordance with the provisions of the Indenture and delivered to and duly paid for by the purchasers thereof on the date of such opinion, would be entitled to the benefits of the Indenture and would be valid and binding obligations of the Company, in each case enforceable against the Company in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency and similar laws


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                  affecting creditors' rights generally and equitable principles of general applicability.

         (d) If the Company establishes pursuant to Section 2.3 that the Securities of a series or a portion thereof are to be issued in the form of one or more Global Securities, then the Company will execute and the Trustee will authenticate and deliver one or more Global Securities that will (i) represent and be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued in such form and not yet cancelled, (ii) be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) be delivered by the Trustee to such Depositary or its custodian or pursuant to such Depositary's instructions and (iv) bear a legend substantially to the following effect:
"Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

                  Section 2.3 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under the Indenture is unlimited.

         The Securities may be issued in one or more series and each such series will rank equally and pari passu with all other unsecured and unsubordinated debt of the Company. There will be established in or pursuant to Board Resolution or one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series, subject to the last sentence of this Section,

         (a) the designation of the Securities of the series, which will distinguish the Securities of the series from the Securities of all other series;

         (b) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under the Indenture and any limitation on the ability of the Company to increase such aggregate principal amount after the initial issuance of the Securities of that series (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, or upon redemption of, other Securities of the series pursuant hereto);



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         (c) the date or dates on which the principal of the Securities of the series is payable (which date or dates may be fixed or extendible);

         (d) the rate or rates (which may be fixed or variable) per annum at which the Securities of the series will bear interest, if any, the date or dates from which such interest will accrue, on which such interest will be payable and on which a record will be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates will be determined;

         (e) if other than as provided in Section 4.2, the place or places where the principal of and any interest on Securities of the series will be payable, any Securities of the series may be surrendered for exchange, notices, demands to or upon the Company in respect of the Securities of the series and the Indenture may be served and notice to Holders may be published;

         (f) the right, if any, of the Company to redeem Securities of the series, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions upon which Securities of the series may be so redeemed, pursuant to any sinking fund or otherwise;

         (g) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and any of the terms and conditions upon which Securities of the series will be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

         (h) if other than denominations of $1,000 and any multiple of $1,000 the denominations in which Securities of the series will be issuable;

         (i) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that will be payable upon declaration of acceleration of the maturity thereof;

         (j) if other than the coin or currency in which the Securities of the series are denominated, the coin or currency in which payment of the principal of or interest on the Securities of the series will be payable or if the amount of payments of principal of and/or interest on the Securities of the series may be determined with reference to an index based on a coin or currency other than that in which the


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Securities of the series are denominated, the manner in which such amounts will be determined;

         (k) if payment of the principal of and interest on the Securities of the series will be payable in currency or currencies other than the currency of the United States, the manner in which any such currency will be valued against other currencies in which any other Securities shall be payable;

         (l) whether the Securities of the series or any portion thereof will be issuable as one or more Global Securities, and if so, (i) any circumstances in addition to or in lieu of those set forth in clause 2.11(b)(4) in which such Global Security may be exchanged or transferred in whole or in part for Securities registered in the name of Persons other than the Depositary, or its nominee, for such Security and (ii) the Depositary for such Global Security.

         (m) if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

         (n) any trustees, depositaries, authenticating or paying agents, transfer agents or the registrar or any other agents with respect to the Securities of the series;

         (o) provisions, if any, for the defeasance of the Securities of the series (including provisions permitting defeasance of less than all Securities of the series), which provisions may be in addition to, in substitution for, or in modification of (or any combination of the foregoing) the provisions of
Article 8;

         (p) any other events of default or covenants with respect to the Securities of the series; and

         (q) any other terms of the Securities of the series (which terms will not be inconsistent with the provisions of the Indenture).

         All Securities of any one series will be substantially identical except as to date and denomination, except in the case of any Periodic Offering and except as may otherwise be provided by or pursuant to the Board Resolution referred to above or as set forth in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and may be issued from time to time,


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



consistent with the terms of the Indenture, if so provided by or pursuant to such Board Resolution or in any such indenture supplemental hereto and any forms and terms of Securities to be issued from time to time may be completed and established from time to time prior to the issuance thereof by procedures described in such Board Resolution or supplemental indenture.

                  Section 2.4 Payments of Interest. (a) The person in whose name any Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Company defaults in the payment of the interest due on such interest payment date for such series, in which case the provisions of paragraph (b) shall apply. The term "RECORD DATE" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series means the date specified as such in the terms of the Securities of such series established as contemplated by 2.03, or, if no such date is so established, the 15th day next preceding such interest payment date, whether or not such record date is a Business Day.

         (b) If the Company defaults in a payment of interest on the Securities, it will pay, or deposit with the Paying Agent money in immediately available funds sufficient to pay, the defaulted interest plus (to the extent lawful) any interest payable on the defaulted interest (as may be specified in the terms thereof, established pursuant to Section 2.3) to the Persons who are Holders on a subsequent special record date, which will be the 15th day preceding the date fixed by the Company for the payment of such interest, whether or not such day is a Business Day. At least 15 days before a special record date, the Company will send to each Holder and to the Trustee a notice that sets forth the special record date, the payment date and the amount of interest to be paid.

                  Section 2.5 Registrar, Paying Agent and Authenticating Agent; Paying Agent to Hold Money in Trust. (a) The Company may appoint one or more Registrars and one or more Paying Agents, and the Trustee may appoint an Authenticating Agent, in which case each reference in the Indenture to the Trustee in respect of the obligations of the Trustee to be performed by that Agent will be deemed to be references to the Agent. The Company may act as Registrar or (except for purposes of Article 8) Paying Agent. In each case the Company and the Trustee will enter into an appropriate agreement with the Agent implementing the provisions of the Indenture relating to the obligations of the Trustee to be performed by the Agent and the related rights. The Company may have one or more additional Paying Agents or transfer agents with respect with to any series.

         (b) The Company will require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of principal of and interest on the Securities and will promptly notify the Trustee of any default by the Company in making any such payment. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed, and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require the Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon doing so, the Paying Agent will have no further liability for the money so paid over to the Trustee.

                  Section 2.6 Replacement Securities. If a mutilated Security of any series is surrendered to the Trustee or if a Holder claims that its Security has been lost, destroyed or wrongfully taken, the Company will issue and the Trustee will authenticate a replacement Security of like series, tenor and principal amount and bearing a number not contemporaneously outstanding. Every replacement Security is an additional obligation of the Company and entitled to the benefits of the Indenture. An indemnity must be furnished that is sufficient in the judgment of both the Trustee and the Company to protect the Company and the Trustee from any loss they may suffer if a Security is replaced. The Company may charge the Holder for the expenses of the Company and the Trustee in replacing a Security. In case the mutilated, lost, destroyed or wrongfully taken Security has become or is about to become due and payable, the Company in its discretion may pay the Security instead of issuing a replacement Security.

                  Section 2.7 Outstanding Securities. (a) Securities outstanding at any time are all Securities that have been authenticated by the Trustee except for

                  (1) Securities cancelled by the Trustee or delivered to it for cancellation;

                  (2) any Security that has been paid pursuant to Section 2.6 or any Security that has been replaced pursuant to Section 2.6 unless and until the

         Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser; and

                  (3) on or after the maturity date or any redemption date or date for purchase of the Securities, those Securities payable or to be redeemed or purchased on that date for which the Trustee (or Paying Agent, other than the Company or an Affiliate of the Company) holds money sufficient to pay all amounts then due.

         (b) A Security does not cease to be outstanding because the Company or one of its Affiliates holds the Security, provided that in determining whether the Holders of the requisite principal amount of the outstanding Securities have given or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder, Securities owned by the Company or any Affiliate of the Company will be disregarded and deemed not to be outstanding (it being understood that in determining whether the Trustee is protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities that a responsible officer of the Trustee actually knows to be so owned will be so disregarded). Securities so owned that have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any Affiliate of the Company.

                  Section 2.8 Temporary Securities. Until definitive Securities of any series are ready for delivery, the Company may prepare and the Trustee will authenticate temporary Securities of such series. Temporary Securities of any series will be substantially in the form of definitive Securities of such series but may have insertions, substitutions, omissions and other variations determined to be appropriate by the Officer executing the temporary Securities, as evidenced by the execution of the temporary Securities. If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of any series, the temporary Securities of such series will be exchangeable for definitive Securities of such series upon surrender of the temporary Security at the office or agency of the Company designated for the purpose pursuant to Section 4.2, without charge to the Holder. Upon surrender for cancellation of any temporary Securities of any series the Company will execute and the Trustee will authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations. Until so exchanged, the temporary Securities of any series will be entitled to the same benefits under the Indenture as definitive Securities of such series.

                  Section 2.9 Cancellation. The Company at any time may deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and may deliver to the Trustee for cancellation any Securities previously authenticated hereunder that the Company has not issued and sold. Any Registrar or the Paying Agent will forward to the Trustee any Securities surrendered to it for transfer, exchange or payment. The Trustee will cancel all Securities surrendered for transfer, exchange, payment or cancellation and dispose of them in accordance with its normal procedures. The Company may not issue new Securities to replace Securities it has paid in full or delivered to the Trustee for cancellation.

                  Section 2.10 CUSIP and CINS Numbers. The Company in issuing the Securities may use "CUSIP" and "CINS" numbers, and the Trustee will use CUSIP numbers or CINS numbers in notices of redemption or exchange as a convenience to Holders, the notice to state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange. The Company will promptly notify the Trustee of any change in the CUSIP or CINS numbers.

                  Section 2.11 Registration, Transfer and Exchange. (a) The Securities will be issued in registered form only, without coupons, and the Company shall cause the Trustee to maintain a register (the "REGISTER") of the Securities, for registering the record ownership of the Securities by the Holders and transfers and exchanges of the Securities.

                  (b)(1) Each Global Security will be registered in the name of the Depositary or its nominee and will bear the legend set forth in
         Section 2.2(d).

                  (2) Each Global Security will be delivered to the Trustee as custodian for the Depositary. Transfers of a Global Security (but not a beneficial interest therein) will be limited to transfers thereof in whole, but not in part, to the Depositary, its successors or their respective nominees.

                  (3) Agent Members will have no rights under the Indenture with respect to any Global Security held on their behalf by the Depositary, and the Depositary may be treated by the Company, the Trustee and any agent of the

         Company or the Trustee as the absolute owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, the Depositary or its nominee may grant proxies and otherwise authorize any Person (including any Agent Member and any Person that holds a beneficial interest in a Global Security through an Agent Member) to take any action which a Holder is entitled to take under the Indenture or the Securities, and nothing herein will impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.

                  (4) If (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for a Global Security and a successor depositary is not appointed by the Company within 90 days of the notice or (y) an Event of Default has occurred and is continuing and the Trustee has received a request from the Depositary, the Trustee will promptly exchange each beneficial interest in the Global Security for one or more Certificated Securities in authorized denominations having an equal aggregate principal amount registered in the name of the owner of such beneficial interest, as identified to the Trustee by the Depositary, and thereupon the Global Security will be deemed canceled.

         (c) Each Certificated Security will be registered in the name of the holder thereof or its nominee.

         (d) A Holder may transfer a Security (or a beneficial interest therein) of any series to another Person or exchange a Security (or a beneficial interest therein) of any series for another Security or Securities of such series of any authorized denomination by presenting to the Trustee a written request therefor stating the name of the proposed transferee or requesting such an exchange. The Trustee will promptly register any transfer or exchange that meets the requirements of this Section by noting the same in the register maintained by the Trustee for the purpose; provided that

                  (x) no transfer or exchange will be effective until it is registered in such register and

                  (y) the Trustee will not be required (i) to issue, register the transfer of or exchange any Security of any series for a period of 15 days before the mailing of a notice of redemption of Securities of that series to be redeemed, (ii) to register the transfer of or exchange that Security of any series so selected for redemption in whole or in part, except, in the case of a partial redemption, that portion of the Security of such series not being redeemed, or (iii) if a redemption is to occur after a record date but on or before the corresponding interest payment date, to register the transfer of or exchange any Security of such series on or after the regular record date and before the date of redemption. Prior to the registration of any transfer, the Company, the Trustee and their agents will treat the Person in whose name the Security is registered as the owner and Holder thereof for all purposes (whether or not the Security is overdue), and will not be affected by notice to the contrary.

         From time to time the Company will execute and the Trustee will authenticate additional Securities of any series as necessary in order to permit the registration of a transfer or exchange in accordance with this Section.

         No service charge will be imposed in connection with any transfer or ex change of any Security, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection there with (other than a transfer tax or other similar governmental charge payable upon exchange pursuant to subsection (b)(4)).

                  (e)(1) Global Security to Global Security. If a beneficial interest in a Global Security of any series is transferred or exchanged for a beneficial interest in another Global Security of such series, the Trustee will (x) record a decrease in the principal amount of the Global Security being transferred or exchanged equal to the principal amount of such transfer or exchange and (y) record a like increase in the principal amount of the other Global Security. Any beneficial interest in one Global Security of any series that is transferred to a Person who takes delivery in the form of an interest in another Global Security of such series, or exchanged for an interest in another Global Security of such series, will, upon transfer or exchange, cease to be an interest in such Global Security and become an interest in the other Global Security and, accordingly, will thereafter be subject to all transfer and exchange restrictions, if any, and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

                  (2) Global Security to Certificated Security. If a beneficial interest in a Global Security of any series is transferred or exchanged for a Certificated

         Security of such series, the Trustee will (x) record a decrease in the principal amount of such Global Security equal to the principal amount of such transfer or exchange and (y) deliver one or more new Certificated Securities of such series in authorized denominations having an equal aggregate principal amount to the transferee (in the case of a transfer) or the owner of such beneficial interest (in the case of an exchange), registered in the name of such transferee or owner, as applicable.

                  (3) Certificated Security to Global Security. If a Certificated Security of any series is transferred or exchanged for a beneficial interest in a Global Security of such series, the Trustee will (x) cancel such Certificated Security, (y) record an increase in the principal amount of such Global Security equal to the principal amount of such transfer or exchange and (z) if such transfer or exchange involves less than the entire principal amount of the canceled Certificated Security, deliver to the Holder thereof one or more new Certificated Securities of such series in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Security of such series, registered in the name of the Holder thereof.

                  (4) Certificated Security to Certificated Security. If a Certificated Security of any series is transferred or exchanged for another Certificated Security of such series, the Trustee will (x) cancel such Certificated Security, (y) deliver one or more new Certificated Securities of such series in authorized denominations having an aggregate principal amount equal to the principal amount of such transfer or exchange to the transferee (in the case of a transfer) or the Holder of the canceled Certificated Security (in the case of an exchange), registered in the name of such transferee or Holder, as applicable, and (z) if such transfer or exchange involves less than the entire principal amount of the canceled Certificated Security, deliver to the Holder thereof one or more Certificated Securities of such series in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Security, registered in the name of the Holder thereof.

                  Section 2.12 Series May Include Tranches. (a) A series of Securities may include one or more tranches (each a "TRANCHE") of Securities, including Securities issued in a Periodic Offering. The Securities of different tranches may have one or more different terms, including authentication dates and public offering prices, but all the Securities within each such tranche shall have identical terms, including authentication date and public offering price. Notwithstanding any other provision of the Indenture, with respect to Sections 2.1, 2.2 (other than paragraph (c)), 2.3, 2.4, 2.6, 2.8, 2.11, 3.1 through 3.4, 4.2, 6.1 through
6.14, 8.1 through 8.6 and 9.2, if any series of Securities includes more than one tranche, all provisions of such sections applicable to any series of Securities shall be deemed equally applicable to each tranche of any series of Securities in the same manner as though originally designated a series unless otherwise provided with respect to such series or tranche pursuant to Section
2.3. In particular, and without limiting the scope of the next preceding sentence, any of the provisions of such sections that provide for or permit action to be taken with respect to a series of Securities shall also be deemed to provide for and permit such action to be taken instead only with respect to Securities of one or more tranches within that series (and such provisions shall be deemed satisfied thereby), even if no comparable action is taken with respect to Securities in the remaining tranches of that series.

         (b) Notwithstanding any contrary provision herein, if all Securities of a series are not to be originally issued at one time, it shall not be necessary for the Company to deliver to the Trustee an Officers' Certificate, resolutions of the Board of Directors, supplemental indenture, Opinion of Counsel or any other document otherwise required pursuant to Section 2.2 at or prior to the time of authentication of each Security of such series if such documents are delivered to the Trustee or its agent at or prior to the authentication upon original issuance of the first such Security of such series to be issued; provided, that any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company that, as of the date of such request, the statements made in the Officers' Certificate delivered pursuant to Section
2.2 and shall be true and correct as if made on such date and that the Opinion of Counsel delivered at or prior to such time of authentication of an original issuance of Securities shall specifically state that it shall relate to all subsequent issuances of Securities of such series that are identical to the Securities issued in the first issuance of Securities of such series.

         (c) An Officer's Certificate delivered by the Company to the Trustee in the circumstances set forth in Section 2.12(b) may provide that Securities that are the subject thereof will be authenticated and delivered by the Trustee or its agent on original issue from time to time upon the written order delivered to the Trustee or its agent by Persons designated in such Officer's Certificate and that such Persons are authorized to determine, consistent with the Officers' Certificate, supplemental indenture or resolution of the Board of Directors relating to such Officer's Certificate, such terms and conditions of such Securities as are specified in such Officers' Certificate, supplemental indenture or such resolution.


                                   ARTICLE III

                                   Redemption

                  Section 3.1 Applicability of Article. The provisions of this Article will be applicable to the Securities of any series that are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.3 for Securities of such series.

                  Section 3.2 Method and Effect of Redemption. (a) In case of any redemption of Securities of any series, the Company must notify the Trustee of the redemption date, the principal amount and, if applicable, the tenor of the Securities of such series to be redeemed by delivering an Officers' Certificate at least 60 days before the redemption date (unless a shorter period is satisfactory to the Trustee). If fewer than all of the Securities of any series are being redeemed, the Officers' Certificate must also specify a record date not less than 15 days after the date of the notice of redemption is given to the Trustee, and the Trustee will select the Securities of such series to be redeemed pro rata, by lot or by any other method the Trustee in its sole discretion deems fair and appropriate, in denominations equal to the mini mum authorized denominations for Securities of such series or any multiple thereof. The Trustee will notify the Company promptly of the Securities of such series or portions of Securities of such series to be called for redemption. Notice of redemption must be sent by the Company or at the Company's request, by the Trustee in the name and at the expense of the Company, to Holders whose Securities are to be redeemed at least 30 days but not more than 60 days before the redemption date.

         (b) The notice of redemption will identify the Securities of such series including CUSIP or CINS number(s) to be redeemed and will include or state the following:

                  (1) the redemption date;

                  (2) the redemption price, including the portion thereof representing any accrued interest;

                  (3) the place or places where Securities of such series are to be surrendered for redemption;

                  (4) Securities of such series called for redemption must be so surrendered in order to collect the redemption price;

                  (5) on the redemption date the redemption price will become due and payable on Securities of such series called for redemption, and interest on Securities of such series called for redemption will cease to accrue on and after the redemption date;

                  (6) if any Security of such series is redeemed in part, on and after the redemption date, upon surrender of such Security of such series, new Securities of such series equal in principal amount to the unredeemed portion will be issued; and

                  (7) if any Security of such series contains a CUSIP or CINS number, no representation is being made as to the correctness of the CUSIP or CINS number either as printed on the Securities of such series or as contained in the notice of redemption and that the Holder should rely only on the other identification numbers printed on the Securities of such series.

         (c) Once notice of redemption is sent to the Holders, Securities of any series called for redemption become due and payable at the redemption price on the redemption date, and upon surrender of the Securities of such series called for redemption, the Company shall redeem such Securities at the redemption price. Commencing on the redemption date, the Securities of such series redeemed will cease to accrue interest. Upon surrender of any Security of any series redeemed in part, the Holder will receive a new Security of such series and tenor equal in principal amount to the unredeemed portion of the surrendered Security of such series.

                  Section 3.3 Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Company and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Company or (b) an Affiliate of the Company.

                  Section 3.4 Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is referred to as an "optional sinking fund payment." The date on which a sinking fund payment is to be made is referred to as the "sinking fund payment date."

         In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Company may at its option
(a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except through a mandatory sinking fund payment) by the Company or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to the Trustee for cancellation pursuant to Section 2.9, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Company through any optional sinking fund payment. Securities so delivered or credited will be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

         On or before the 60th day next preceding each sinking fund payment date for any series, or such shorter period as will be acceptable to the Trustee, the Company will deliver to the Trustee an Officers' Certificate (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of specified Securities of such series and the basis for such credit, (b) stating that none of the specified Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Company intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment that the Company intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Company to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee will be delivered for cancellation pursuant to Section 2.9 to the Trustee with such Officers' Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officers' Certificate will be irrevocable and upon its receipt by the Trustee the Company will become unconditionally obligated to make all the cash payments or delivery of Securities therein referred to, if any, on or before the next succeeding sinking fund payment date.

         Failure of the Company, on or before any such 60th day, to deliver such Officer's Certificate and Securities specified in the preceding paragraph, if any, will not constitute a default but will constitute, on and as of such date, the irrevocable election of the Company (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date will be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Company will make no optional sinking fund payment with respect to such series as provided in Section 3.4.

         If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash exceeds $50,000 (or a lesser sum if the Company so requests with respect to the Securities of any series), such cash will be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price thereof together with accrued interest thereon to the date fixed for redemption. If such amount will be $50,000 (or such lesser sum) or less and the Company makes no such request then it will be carried over until a sum in excess of $50,000 (or such lesser sum) is available. The Trustee will select, in the manner provided in Section 3.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and will (if requested in writing by the Company) inform the Company of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities will be excluded from eligibility for redemption under this Section if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 60 days prior to the sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Company or (b) an Affiliate of the Company specifically identified in such Officers' Certificate. The Trustee, in the name and at the expense of the Company (or the Company, if it so requests the Trustee in writing) will cause notice of redemption of the Securities of such series to be given for the redemption of Securities of such series in part at the option of the Company. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series will be added to the next cash sinking fund payment for such series and, together with such payment, will be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the Stated Maturity of the Securities of any particular series (or earlier, if such maturity is accelerated) that are not held for the payment or redemption of particular Securities of such series will be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

         On or before 9:00 a.m. (New York City time) on each sinking fund payment date, the Company will pay to the Trustee in cash or will otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

         The Trustee will not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund during the continuance of a Default in payment of interest on such Securities or of any Event of Default except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee will redeem or cause to be redeemed such Securities, provided that it has received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such Default or Event of Default occurs, and any moneys thereafter paid into the sinking fund, will, during the continuance of such default or Event of Default, be deemed to have been collected under Article 6 and held for the payment of all such Securities. In case such Event of Default is waived as provided in Section 6.4 or the Default cured on or before the 60th day preceding the sinking fund payment date in any year, such moneys will thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                                   ARTICLE IV

                                    Covenants

                  Section 4.1 Payment of Securities. (a) The Company agrees to pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and the Indenture. Not later than 9:00 A.M. (New York City time) on the due date of any principal of or interest on any Securities, or any redemption price of the Securities, the Company will deposit with the Trustee (or Paying Agent) money in immediately available funds sufficient to pay such amounts, provided that if the Company or any Affiliate of the Company is acting as Paying Agent, it will, on or before each due date, segregate and hold in a separate trust fund for the benefit of the Holders a sum of money sufficient to pay such amounts until paid to such Holders or otherwise disposed of as provided in the Indenture. In each case the Company will promptly notify the Trustee of its compliance with this paragraph.

         (b) An installment of principal or interest will be considered paid on the date due if the Trustee (or Paying Agent, other than the Company or any Affiliate of the Company) holds on that date money designated for and sufficient to pay the installment. If the Company or any Affiliate of the Company acts as Paying Agent, an installment of principal or interest will be considered paid on the due date only if paid to the Holders.

         (c) The Company agrees to pay interest on overdue principal, and overdue installments of interest at the rate per annum specified in the Securities.

         (d) Payments in respect of the Securities represented by the Global Securities are to be made by wire transfer of immediately available funds to the accounts specified by the Holders of the Global Securities. With respect to Certificated Securities, the Company will make all payments by wire transfer of immediately available funds to the accounts specified by the Holders thereof or, if no such account is specified, by mailing a check to each Holder's registered address.

                  Section 4.2 Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Securities and the Indenture may be served. The Company hereby initially designates the Corporate Trust Office of the Trustee as such office of the Company. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company fails to maintain any such required office or agency or fails to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served to the Trustee.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be surrendered or presented for any of such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  Section 4.3 Financial Reports. The Company shall provide to the Trustee financial reports as required under the Trust Indenture Act. Delivery of these reports and information to the Trustee is for informational purposes only and the Trustee's receipt of them will not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  Section 4.4 Reports to Trustee. The Company will deliver to the Trustee within 120 days after the end of each fiscal year a certificate from the principal executive, financial or accounting officer of the Company stating that the officer has conducted or supervised a review of the activities of the Company and its performance under the Indenture and that, based upon such review, the Company has fulfilled its obligations hereunder or, if there has been a Default, specifying the Default and its nature and status.

                  Section 4.5 Limitations on Liens. (a) The Company agrees that it will not issue, incur, create, assume or guarantee any debt for borrowed money (including all obligations evidenced by bonds, debentures, notes or similar instruments) secured by a mortgage, security interest, pledge, lien, charge or other encumbrance ("MORTGAGE") upon any Principal Property (whether such Principal Property is now existing or owed or hereafter created or acquired) without in any such case effectively providing concurrently with the issuance, incurrence, creation, assumption or guaranty of any such secured debt, or the grant of such mortgage, that the Securities (together with, if the Company shall so determine, any other indebtedness of or guarantee by the Company ranking equally with the Securities) shall be secured equally and ratably with (or, at the option of the Company, prior to) such secured debt. The foregoing restriction, however, will not apply to:

                  (i) mortgages on property, shares of stock or indebtedness or other assets of any corporation existing at the time such corporation becomes a Subsidiary, provided that such mortgages or liens are not incurred in anticipation of such corporation's becoming a Subsidiary;

                  (ii) mortgages on property, shares of stock or other assets existing at the time of acquisition thereof by the Company, or mortgages thereon to secure the payment of all or any part of the purchase price thereof, or mortgages on property, shares of stock or indebtedness or other assets to secure any debt incurred prior to, at the time of, or within 180 days after, the latest of the acquisition thereof, or, in the case of property, the completion of construction, the completion of improvements or the commencement of substantial commercial operation of such property, for the purpose of financing all or any part of the purchase price thereof, such construction or the making of such improvements;

                  (iii) mortgages to secure indebtedness owing to the Company;

                  (iv) mortgages existing at the date of the initial issuance of any Securities;

                  (v) mortgages on property of a person existing at the time such person is merged into or consolidated with the Company or at the time of a sale, lease or other disposition of the properties of a person as an entirety or substantially as an entirety to the Company, provided that such mortgage was not incurred in anticipation of such merger or consolidation or sale, lease or other disposition;

                  (vi) mortgages in favor of the United States of America or any state, territory or possession thereof (or the District of Columbia), or any department, agency, instrumentality or political subdivision of the United States of America or any state, territory or possession thereof (or the District of Columbia), to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such mortgages; or

                  (vii) extensions, renewals or replacements of any mortgage referred to in the foregoing clauses (i), (ii), or (iv) through (vi);

provided, however, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or replacement.

Any mortgages permitted by any of the foregoing clauses (i) through (vii) shall not extend to or cover any other Principal Property of the Company, subject to the foregoing limitations, other than the property, including improvements thereto, stock or indebtedness specified in such clauses.

         (b) Notwithstanding the restrictions in Section 4.5(a), the Company may issue, incur, create, assume or guarantee debt secured by a mortgage which would otherwise be subject to such restrictions, without equally and ratably securing the Securities, provided that after giving effect thereto, the aggregate amount of all debt so secured by mortgages (not including mortgages permitted under clauses (i) through (vii) above) does not exceed 10% of the Consolidated Net Tangible Assets of the Company.

         (c) For the purposes of this Section 4.5, "PRINCIPAL PROPERTY" means the land, improvements, buildings and fixtures (including any leasehold interest therein) constituting the principal corporate office, any manufacturing plant or any manufacturing or research or engineering facility (whether now owned or hereafter acquired) that is owned or leased by the Company and is located within the United States of America unless the Board of Directors has determined in good faith that such office, plant or facility is not of material importance to the total business conducted by the Company and its Subsidiaries taken as a whole. "CONSOLIDATED NET TANGIBLE ASSETS" as used herein means, as of any particular time, the aggregate amount of the Company's assets, as at the end of the immediately preceding calendar quarter and as shown on the Company's consolidated balance sheet, (less applicable reserves and other properly deductible items) after deducting therefrom: (a) all current liabilities, except for current maturities of long-term debt and of obligations under capital leases; and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangible assets, to the extent included in said aggregate amount of assets; all computed in accordance with generally accepted accounting principles.

                  Section 4.6 Limitations on Sale and Lease-back Transactions. The Company covenants that it will not enter into any Sale and Lease-Back Transaction with respect to any Principal Property, as defined in Section 4.5, other than any such transaction involving a lease for a term of not more than three years or any such transaction between the Company and a Subsidiary or between Subsidiaries, unless:

         (a) the Company would be entitled to incur indebtedness secured by a mortgage on the Principal Property involved in such transaction at least equal in amount to the Attributable Debt with respect to such Sale and Lease-Back Transaction, without equally and ratably securing the Securities, pursuant to the limitation on liens set forth in Section 4.5; or

         (b) the proceeds of such transaction are at least equal to the fair market value thereof (as determined in good faith by the Board of Directors of the Company) and the Company applies an amount equal to the greater of the net proceeds of such sale or the Attributable Debt with respect to such Sale and Lease-Back Transaction within 180 days of such sale to either (or a combination of) (i) the retirement (other than any mandatory retirement, mandatory prepayment or sinking fund payment or by payment at maturity) of debt for borrowed money of the Company or a Subsidiary (other than debt that is subordinated to the Securities or debt to the Company or a Subsidiary) that matures more than 12 months after its creation or (ii) the purchase, construction or development of other comparable property.

         For purposes of this Section 4.6, "SALE AND LEASE-BACK TRANSACTION" means any arrangement with any person providing for the leasing by the Issuer of any Principal Property which property has been or is to be sold or transferred by the Issuer to such person. The term "ATTRIBUTABLE DEBT" as used with regard to a Sale and Lease-Back Transaction with respect to any property means, at the time of determination, the lesser of: (a) the fair market value of such property (as determined in good faith by the Board of Directors of the Issuer); or (b) the present value of the total net amount of rent required to be paid under such lease during the remaining term thereof (including any period for which such lease has been extended), discounted at the rate of interest set forth or implicit in the terms of such lease (or, if not practicable to determine such rate, the Composite Rate) compounded semi-annually. In the case of any lease that is terminable by the lessee upon the payment of a penalty, such net amount shall be the lesser of (x) the net amount determined assuming termination upon the first date such lease may be terminated (in which case the net amount shall also include the amount of the penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) and (y) the net amount determined assuming no such termination.

                  Section 4.7 Calculation of Original Issue Discount. The Company shall file with the Trustee promptly at the end of each calendar year
(i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                    ARTICLE V

                     Consolidation, Merger or Sale of Assets

                  Section 5.1 Consolidation, Merger or Sale of Assets by the Company; No Lease of All or Substantially All Assets. (a) The Company will not

                  (i) consolidate with or merge with or into any Person, or

                  (ii) sell, convey, transfer, or otherwise dispose of all or substantially all of its assets, in one transaction or a series of related transactions, to any Person or

                  (iii) permit any Person to merge with or into the Company unless

                  (1) either (x) the Company is the continuing Person or (y) the resulting, surviving or transferee Person (if other than the Company) is a corporation organized and validly existing under the laws of the United States of America or any jurisdiction thereof and expressly assumes by supplemental indenture all of the obligations of the Company under the Indenture and the Securities;

                  (2) immediately after giving effect to the transaction, no Default has occurred and is continuing; and

                  (3) the Company delivers (or causes to be delivered) to the Trustee Officers' Certificates and an Opinions of Counsel, each stating that the consolidation, merger or transfer and the supplemental indenture (if any) comply with the Indenture.

         (b) The Company shall not lease all or substantially all of its assets, whether in one transaction or a series of transactions, to one or more other Persons.

         (c) Upon the consummation of any transaction effected in accordance with these provisions, if the Company is not the continuing Person, the resulting, surviving or transferee Person will succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if such successor Person had been named as the Company in the Indenture. Upon such substitution, the Company will be released from its obligations under the Indenture and the Securities.


                                   ARTICLE VI

                              Default and Remedies

                  Section 6.1 Events of Default. An "Event of Default" occurs with respect to the Securities of any series if

                  (1) the Company defaults in the payment of the principal of any Security of such series when the same becomes due and payable at maturity, upon acceleration, redemption or mandatory repurchase, including as a sinking fund installment, or otherwise;

                  (2) the Company defaults in the payment of interest on any Security of such series when the same becomes due and payable, and the default continues for a period of 30 days;

                  (3) the Company defaults in the performance of or breaches any other covenant or agreement of the Company in the Indenture with respect to any Security of such series or under the Securities of such series and the default or breach continues for a period of 90 consecutive days after written notice to the Company by the Trustee or to the Company and the Trustee by the Holders of 25% or more in aggregate principal amount of the Securities of all series affected thereby;

                  (4) an involuntary case or other proceeding is commenced against the Company with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding remains undismissed and unstayed for a period of 60 days; or an order for relief is entered against the Company under the federal bankruptcy laws as now or hereafter in effect; or

                  (5) the Company (i) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (ii) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or for all or substantially all of the property and assets of the Company or (iii) effects any general assignment for the benefit of creditors (an event of default specified in clause (4) or (5) a "bankruptcy default"); or

                  (6) any other Event of Default established pursuant to Section
         2.3 with respect to the Securities of such series occurs.

                  Section 6.2 Acceleration. (a) If an Event of Default with respect to the Securities of any series then outstanding, other than a bankruptcy default with respect to the Company, occurs and is continuing under the Indenture, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities of such affected series then outstanding (each such series treated as a separate class), by written notice to the Company (and to the Trustee if the notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare the principal (or, if the Securities of any such series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms of such series established pursuant to Section 2.3) of and accrued interest on the Securities of such affected series to be immediately due and payable. Upon a declaration of acceleration, such principal and interest will become immediately due and payable. If a bankruptcy default occurs with respect to the Company, the principal (or, if the Securities of any such series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms of such series established pursuant to Section 2.3) of and accrued interest on all Securities of each series then outstanding will become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

         (b) The Holders of a majority in principal amount of the outstanding Securities of any affected series by written notice to the Company and to the Trustee may waive all past defaults and rescind and annul a declaration of acceleration and its consequences if

                  (1) all existing Events of Default with respect to the Securities of such series, other than the nonpayment of the principal of and interest on the

         Securities of such series that have become due solely by the declaration of acceleration, have been cured or waived, and

                  (2) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

                  Section 6.3 Other Remedies. If an Event of Default with respect to the Securities of any series occurs and is continuing, the Trustee may pursue, in its own name or as trustee of an express trust, any available remedy by proceeding at law or in equity to collect the payment of principal of and interest on the Securities of such series or to enforce the performance of any provision of the Securities of such series or the Indenture. The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding.

                  Section 6.4 Waiver of Past Defaults. Except as otherwise provided in Sections 6.2, 6.7 and 9.2, the Holders of a majority in principal amount (or, if the Securities are Original Issue Discount Securities, such portion of the principal as is then accelerable under Section 6.2) of the outstanding Securities of all series affected (voting as a single class) may, by notice to the Trustee, waive an existing Default and its consequences. Upon such waiver, the Default will cease to exist, and any Event of Default with respect to the Securities of such series arising therefrom will be deemed to have been cured, but no such waiver will extend to any subsequent or other Default or impair any right consequent thereon.

                  Section 6.5 Control by Majority. The Holders of a majority in aggregate principal amount (or, if the Securities are Original Issue Discount Securities, such portion of the principal as is then accelerable under Section 6.2) of the outstanding Securities of all series affected (voting as a single class) may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series. However, the Trustee may refuse to follow any direction that conflicts with law or the Indenture, that may involve the Trustee in personal liability, or that the Trustee determines in good faith may be unduly prejudicial to the rights of Holders of Securities of such series not joining in the giving of such direction, and may take any other action it deems proper that is not inconsistent with any such direction received from Holders of Securities of such series.

                  Section 6.6 Limitation on Suits. A Holder of a Security of any series may not institute any proceeding, judicial or otherwise, with respect to the Indenture or the Securities of such series, or for the appointment of a receiver or trustee, or for any other remedy under the Indenture or the Securities, unless:

                  (1) the Holder has previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of such series;

                  (2) Holders of at least 25% in aggregate principal amount of outstanding Securities of all such series affected have made written request to the Trustee to institute proceedings in respect of the Event of Default in its own name as Trustee under the Indenture;

                  (3) Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against any costs, liabilities or expenses to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) during such 60-day period, the Holders of a majority in aggregate principal amount of the outstanding Securities of all such series affected have not given the Trustee a direction that is inconsistent with such written request.

                  Section 6.7 Rights of Holders to Receive Payment. Notwithstanding anything to the contrary, the right of a Holder of a Security to receive payment of principal of or interest on its Security on or after the Stated Maturities thereof, or to bring suit for the enforcement of any such payment on or after such respective dates, may not be impaired or affected without the consent of the Holder.

                  Section 6.8 Collection Suit by Trustee. If an Event of Default with respect to the Securities of any series in payment of principal or interest specified in clause (1) or (2) of Section 6.1 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust for the whole amount (or such portion thereof as specified in the terms established pursuant to Section 2.3 of Original Issue Discount Securities) of principal and accrued interest remaining unpaid, together with interest on overdue principal and overdue installments of interest, on the Securities of such series in each case at the rate or Yield to Maturity

(in the case of Original Issue Discount Securities) specified in such Securities, and such further amount as is sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee hereunder.

                  Section 6.9 Trustee May File Proofs of Claim. The Trustee may file proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee hereunder) and the Holders allowed in any judicial proceedings relating to the Company (or any other obligor on the Securities), its creditors or property, and is entitled and empowered to collect, receive and distribute any money, securities or other property payable or deliverable upon conversion or exchange of the Securities or upon any such claims. Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, if the Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee hereunder. Nothing in the Indenture will be deemed to empower the Trustee to authorize or consent to, or accept or adopt on behalf of any Holder, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  Section 6.10 Priorities. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                                    First: to the Trustee for all amounts due to
                           the Trustee hereunder;

                                    Second: to Holders for amounts then due and
                           unpaid for principal of and interest on the Securities of the series in respect of which moneys have been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities of such series for principal and interest; and

                                    Third: to the Company or as a court of
                           competent jurisdiction may direct.

         The Trustee, upon written notice to the Company, may fix a record date and payment date for any payment to Holders pursuant to this Section.

                  Section 6.11 Restoration of Rights and Remedies. If the Trustee or any Holder has instituted a proceeding to enforce any right or remedy under the Indenture and the proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to the Holder, then, subject to any determination in the proceeding, the Company, the Trustee and the Holders will be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Company, the Trustee and the Holders will continue as though no such proceeding had been instituted.

                  Section 6.12 Undertaking for Costs. In any suit for the enforcement of any right or remedy under the Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may require any party litigant in such suit (other than the Trustee) to file an undertaking to pay the costs of the suit, and the court may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant (other than the Trustee) in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee or a suit by a Holder to enforce payment of principal of or interest on any Security of any series on the respective due dates, or a suit by Holders of more than 10% in principal amount of the outstanding Securities of such series.

                  Section 6.13 Rights and Remedies Cumulative. No right or remedy conferred or reserved to the Trustee or to the Holders under the Indenture is intended to be exclusive of any other right or remedy, and all such rights and remedies are, to the extent permitted by law, cumulative and in addition to every other right and remedy hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or exercise of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or exercise of any other right or remedy.

                  Section 6.14 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                                   ARTICLE VII

                                   The Trustee

                  Section 7.1 General. (a) The duties and responsibilities of the Trustee are as provided by the Trust Indenture Act and as set forth herein. Whether or not expressly so provided, every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee is subject to this Article.

         (b) Except during the continuance of an Event of Default, the Trustee need perform only those duties that are specifically set forth in the Indenture and no others, and no implied covenants or obligations will be read into the Indenture against the Trustee. In case an Event of Default has occurred and is continuing, the Trustee shall exercise those rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of that person's own affairs.

                  Section 7.2 Certain Rights of Trustee. Subject to Trust Indenture Act Sections 315(a) through (d):

                  (1) The Trustee may conclusively rely, and will be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document, but the Trustee, in its discretion, may make further inquiry or investigation into such facts or matters as it sees fit.

                  (2) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer.

                  (3) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel conforming to
         Section 10.5 and the Trustee will not be liable for any action it takes or omits to take in good faith in reliance on the certificate or opinion.

                  (4) The Trustee may act through its attorneys and agents and will not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (5) The Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the Holders, unless such Holders have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

                  (6) The Trustee will not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the direction of the Holders in accordance with Section
         6.5 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the Indenture.

                  (7) The Trustee may consult with counsel of its selection, and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (8) No provision of the Indenture will require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of its rights or powers, unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  (9) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

                  (10) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a responsible officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

                  (11) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

                  (12) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

                  Section 7.3 Individual Rights of Trustee. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Trust Indenture Act Sections 310(b) and 311. For purposes of Trust Indenture Act Section 311(b)(4) and (6):

        (a) "CASH TRANSACTION" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

         (b) "SELF-LIQUIDATING PAPER" means any draft, bill of exchange, acceptance or obligation that is made, drawn, negotiated or incurred for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and that is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                  Section 7.4 Trustee's Disclaimer. The Trustee (i) makes no representation as to the validity or adequacy of the Indenture or the Securities, (ii) is not accountable for the Company's use or application of the proceeds from the Securities and (iii) is not responsible for any statement in the Securities other than its certificate of authentication.

                  Section 7.5 Notice of Default. If any Default with respect to the Securities of any series occurs and is continuing and is known to the Trustee, the Trustee will send notice of the Default to each Holder of Securities of such series within 90 days after it occurs, unless the Default has been cured; provided that, except in the case of a default in the payment of the principal of or interest on any Security, the Trustee may withhold the notice if and so long as the board of directors, the executive committee or a trust committee of directors of the Trustee in good faith determines that withholding the notice is in the interest of the Holders. Notice to Holders under this Section will be given in the manner and to the extent provided in Trust Indenture Act Section 313(c).

                  Section 7.6 Reports by Trustee to Holders. Within 60 days after each May 15, beginning with May 15, 2001, the Trustee will mail to each Holder, as provided in Trust Indenture Act Section 313(c), a brief report dated as of such March 15, if required by Trust Indenture Act Section 313(a). A copy of each report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

                  Section 7.7 Compensation and Indemnity. (a) The Company will pay the Trustee compensation as agreed upon in writing for its services. The compensation of the Trustee is not limited by any law on compensation of a Trustee of an express trust. The Company will reimburse the Trustee upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee, including the reasonable compensation and expenses of the Trustee's agents and counsel.

         (b) The Company will indemnify each of the Trustee and any predecessor trustee for, and hold it harmless against, any and all, loss, liability, damage, claim or expense incurred by it without negligence or willful misconduct on its part arising out of or in connection with the acceptance or administration of the Indenture and its duties under the Indenture and the Securities, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Holder or any other Person) or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties under the Indenture and the Securities.

         (c) To secure the Company's payment obligations in this Section, the Trustee will have a lien prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of, and interest on particular Securities.

         (d) When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.1(4) or Section 6.1(5), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

         (e) The provisions of this Section shall survive the termination of this Indenture.

                  Section 7.8 Replacement of Trustee. (a)(1) The Trustee may resign with respect to the Securities of any series at any time by written notice to the Company.

                  (2) The Holders of a majority in principal amount of the outstanding Securities of any series may remove the Trustee with respect to the Securities of such series by written notice to the Trustee.

                  (3) If the Trustee is no longer eligible under Section 7.10 or in the circumstances described in Trust Indenture Act Section 310(b), any Holder that satisfies the requirements of Trust Indenture Act
         Section 310(b) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (4) The Company may remove the Trustee if: (i) the Trustee is no longer eligible under Section 7.10; (ii) the Trustee is adjudged a bankrupt or an insolvent; (iii) a receiver or other public officer takes charge of the Trustee or its property; or (iv) the Trustee becomes incapable of acting.

         A resignation or removal of the Trustee with respect to the Securities of any series and appointment of a successor Trustee with respect to the Securities of any series will become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

         (b) If the Trustee with respect to the Securities of any series has been removed by the Holders, Holders of a majority in principal amount of the outstanding Securities of such series may appoint a successor Trustee with respect thereto with the consent of the Company. Otherwise, if the Trustee resigns or is removed with respect to the Securities of any series, or if a vacancy exists in the office of Trustee with respect to the Securities of any series for any reason, the Company will promptly appoint a successor Trustee with respect thereto. If the successor Trustee with respect to the Securities of any series does not deliver its written acceptance within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the outstanding Securities of such series may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect thereto.

         (c) Upon delivery by the successor Trustee with respect to the Securities of any series of a written acceptance of its appointment to the retiring Trustee and to the Company, (i) the retiring Trustee will transfer all property held by it as Trustee in respect of the Securities of such series to the successor Trustee, subject to the lien provided for in Section 7.7(c), (ii) the resignation or removal of the retiring Trustee in respect of the Securities of such series will become effective, and (iii) the successor Trustee will have all the rights, powers and duties of the Trustee in respect of the Securities of such series under the Indenture. Upon request of any successor Trustee, the Company will execute any and all instruments for fully and vesting in and confirming to the successor Trustee all such rights, powers and trusts. The Company will give notice of any resignation and any removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee in respect of the Securities of such series to all Holders of Securities of such series, and include in the notice the name of the successor Trustee and the address of its Corporate Trust Office.

         (d) Notwithstanding replacement of the Trustee with respect to the Securities of any series pursuant to this Section, the Company's obligations under Section 7.7 will continue for the benefit of the retiring Trustee.

         (e) The Trustee agrees to give the notices provided for in, and otherwise comply with, Trust Indenture Act Section 310(b).

                  Section 7.9 Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act will be the successor Trustee with the same effect as if the successor Trustee had been named as the Trustee in the Indenture.

                  Section 7.10 Eligibility. The Indenture must always have a Trustee that satisfies the requirements of Trust Indenture Act Section 310(a) and has a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

                  Section 7.11 Money Held in Trust. The Trustee will not be liable for interest on any money received by it except as it may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law and except for money held in trust under Article 8.

                                  ARTICLE VIII

                            Defeasance and Discharge

                  Section 8.1 Discharge of Company's Obligations. (a) Subject to paragraph (b), the Company's obligations under the Securities of any series and the Indenture with respect to Securities of such series will terminate if:

                  (1) all Securities of such series previously authenticated and delivered (other than (i) destroyed, lost or stolen Securities of such series that have been replaced or (ii) Securities of such series that are paid pursuant to Section 4.1 or (iii) Securities of such series for whose payment money or U.S. Government Obligations have been held in trust and then repaid to the Company pursuant to Section 8.5) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder; or

                  (2) the Securities of such series mature within one year, or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption;

         (B) the Company irrevocably deposits in trust with the Trustee, as trust funds solely for the benefit of the Holders of such Securities, money or U.S. Government Obligations or a combination thereof sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certificate delivered to the Trustee), without consideration of any reinvestment, to pay principal of and interest on the Securities of such series to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder; and

         (C) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of the Indenture with respect to the Securities of such series have been complied with.

         (b) After satisfying the conditions in clause (1), only the Company's obligations under Section 7.7 in respect of the securities of such series will survive. After satisfying the conditions in clause (2), only the Company's obligations in Sections 2.1 through 2.11, 4.2, 7.7, 7.8 and 8.5 in respect of the securities of such series will survive until such Securities of such series are no longer outstanding

(thereafter, only the Company's obligations in Sections 7.7 and 8.5 in respect of the Securities of such series will survive). In either case, the Trustee upon request will acknowledge in writing the discharge of the Company's obligations under the Securities of such series and the Indenture with respect to the Securities of such series other than the surviving obligations.

                  Section 8.2 Legal Defeasance. After the 123rd day following the deposit referred to in clause (1) of this Section 8.2, the Company will be deemed to have paid and will be discharged from its obligations in respect of the Securities of any series and the Indenture with respect to the Securities of such series (and the Trustee, at the expense of the Company shall execute proper instruments acknowledging the same), other than its obligations in Sections 2.1 through 2.11, 4.1, 4.2, 7.7, 7.8 and 8.5 (or, after such Securities of such series are no longer outstanding, only the Company's obligations in Sections 7.7 and 8.5), provided the following conditions have been satisfied:

                  (1) The Company has irrevocably deposited in trust with the Trustee, as trust funds solely for the benefit of the Holders of the Securities of such series, money or U.S. Government Obligations or a combination thereof sufficient, (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certificate thereof delivered to the Trustee), without consideration of any reinvestment, to pay principal of and interest on the Securities of such series to maturity or redemption, as the case may be, provided that any redemption before maturity has been irrevocably provided for under arrangements satisfactory to the Trustee.

                  (2) No Default with respect to the Securities of such series has occurred and is continuing on the date of the deposit or occurs at any time during the 123-day period following the deposit.

                  (3) The deposit will not result in a breach or violation of, or constitute a default under, the Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

                  (4) The Company has delivered to the Trustee

                           (A) either (x) a ruling received from the Internal
                  Revenue Service to the effect that the Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of the defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times as would otherwise have been the case or
                  (y) an Opinion of Counsel, based on a change in law after the date of the Indenture, to the same effect as the ruling described in clause (x), and

                           (B) an Opinion of Counsel to the effect that (i) the
                  creation of the defeasance trust does not violate the Investment Company Act of 1940 and (ii) after the passage of 123 days following the deposit, the trust funds will not be subject to the effect of Section 547 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law.

                  (5) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance have been complied with.

         Prior to the end of the 123-day period, none of the Company's obligations under the Indenture will be discharged. Thereafter, the Trustee upon request will acknowledge in writing the discharge of the Company's obligations under the Securities of such series and the Indenture except for the surviving obligations specified above.

                  Section 8.3 Covenant Defeasance. After the 123rd day following the deposit referred to in clause (1) of this Section 8.3, the Company's obligations set forth in Sections 4.3, 4.5 and 4.6 (or any other covenant relating to such series provided for in a Board Resolution or supplemental indenture pursuant to Section 2.3 which may by its terms be defeased pursuant to this Section), will terminate, and clauses (3) and (6) of Section 6.1 will no longer constitute Events of Default with respect to the outstanding Securities of a series, provided the following conditions have been satisfied:

                  (1) the Company has complied with clauses (1), (2), (3), 4(B) and (5) of Section 8.2; and

                  (2) the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of the defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times as would otherwise have been the case.

                  (3) The Company has delivered to the Trustee an Opinion of Counsel to the effect that the deposit and defeasance will not cause any Securities then listed on any national securities exchange to be delisted.

         Except as specifically stated above, none of the Company's obligations under the Indenture will be discharged.

                  Section 8.4 Application of Trust Money. Subject to Section 8.5, the Trustee will hold in trust the money or U.S. Government Obligations deposited with it pursuant to Section 8.1, 8.2 or 8.3 in respect of the Securities of any series, and apply the deposited money and the proceeds from deposited U.S. Government Obligations to the payment of principal of and interest on the Securities of such series in accordance with the Securities of such series and the Indenture with respect thereto. Such money and U.S. Government Obligations need not be segregated from other funds except to the extent required by law. The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to this Article 8 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Securities.

                  Section 8.5 Repayment to Company. Subject to Sections 7.7, 8.1, 8.2 and 8.3, the Trustee will promptly pay to the Company upon written request any excess money held by the Trustee at any time and thereupon be relieved from all liability with respect to such money. The Trustee will pay to the Company upon written request any money held for payment with respect to the Securities that remains unclaimed for two years, provided that before making such payment the Trustee shall at the expense of the Company publish once in a newspaper of general circulation in New York City, or with respect to any Security the interest on which is based on the offered quotations in the interbank Eurodollar market for dollar deposits in a newspaper of general circulation in London, or send to each Holder entitled to such money, notice that the money remains unclaimed and that after a date specified in the notice (at least 30 days after the date of the publication or notice) any remaining unclaimed balance of money will be repaid to the Company. After payment to the Company, Holders entitled to such money must look solely to the Company for payment, unless applicable law designates another Person, and all liability of the Trustee with respect to such money will cease.

                  Section 8.6 Reinstatement. If and for so long as the Trustee is unable to apply any money or U.S. Government Obligations held in trust pursuant to Section 8.1, 8.2 or 8.3 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under the Indenture and the Securities of such series will be reinstated as though no such deposit in trust had been made. If the Company makes any payment of principal of or interest on any Securities of such series because of the reinstatement of its obligations, it will be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held in trust.

                                   ARTICLE IX

                       Amendments, Supplements and Waivers

                  Section 9.1 Amendments Without Consent of Holders. The Company and the Trustee may amend or supplement the Indenture or the Securities of any series without notice to or the consent of any Holder

                  (1) to cure any ambiguity, defect or inconsistency in the Indenture or the Securities of any series, provided that such amendments or supplements shall not materially and adversely affect the interests of any Holder;

                  (2) to comply with Section 5.1;

                  (3) to comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act;

                  (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee;

                  (5) to establish the form or forms or terms of Securities of any series as permitted by Section 2.3;

                  (6) to provide for uncertificated Securities in addition to or in place of Certificated Securities; or

                  (7) to make any other change that does not materially and adversely affect the rights of any Holder.

                  Section 9.2 Amendments With Consent of Holders. (a) Except as otherwise provided in Sections 6.2, 6.4 and 6.7 or paragraph (b), the Company and the Trustee may amend the Indenture and the Securities of any series with the written consent of the Holders of a majority in principal amount of the outstanding Securities of all series affected by such supplemental indenture (all such series voting as one class), and the Holders of a majority in principal amount of the outstanding Securities of all series affected thereby (all such series voting as one class) by written notice to the Trustee may waive future compliance by the Company with any provision of the Indenture or the Securities of such series.

                  (b) Notwithstanding the provisions of paragraph (a), without the consent of each Holder affected, an amendment or waiver may not

                  (1) reduce the principal amount of or extend the Stated Maturity of any installment of principal or any sinking fund obligation of any Security,

                  (2) reduce the rate of or extend the Stated Maturity of any interest payment (including any amount in respect of original issue discount) on any Security,

                  (3) reduce the amount payable upon the redemption of any Security or change the time of any mandatory redemption or, in respect of an optional redemption, the times at which any Security may be redeemed or, once notice of redemption has been given, the time at which it must thereupon be redeemed,

                  (4) reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon acceleration of the maturity thereof pursuant to Section 6.2

                  (5) make any Security payable in currency other than that stated in the Security,

                  (6) impair the right of any Holder of Securities to receive any principal payment or interest payment on such Holder's Securities, on or after the Stated Maturity thereof, or to institute suit for the enforcement of any such payment,

                  (7) make any change in the percentage principal amount of the Securities required for amendments or waivers, or

                  (8) modify or change any provision of the Indenture affecting the ranking of the Securities in a manner adverse to the Holders of the Securities.

         (c) A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of Holders of Securities of such series with respect to such covenant or provision, is deemed not to affect the rights under the Indenture of the Holders of Securities of any other series.

         (d) It is not necessary for Holders to approve the particular form of any proposed amendment, supplement or waiver, but is sufficient if their consent approves the substance thereof.

         (e) An amendment, supplement or waiver under this Section will become effective on receipt by the Trustee of written consents from the Holders of the requisite percentage in principal amount of the outstanding Securities of the affected series. After an amendment, supplement or waiver under this Section becomes effective, the Company will send to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. The Company will send supplemental indentures to Holders upon request. Any failure of the Company to send such notice, or any defect therein, will not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

                  Section 9.3 Effect of Consent. (a) After an amendment, supplement or waiver becomes effective with respect to the Securities of any series affected thereby, it will bind every Holder of such Securities unless it is of the type requiring the consent of each Holder affected. If the amendment, supplement or waiver is of the type requiring the consent of each Holder affected, the amendment, supplement or waiver will bind each Holder that has consented to it and every subsequent Holder of a Security that evidences the same debt as the Security of the consenting Holder.

         (b) If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder to deliver it to the Trustee so that the Trustee may place an appropriate notation of the changed terms on the Security and return it to the Holder, or exchange it for a new Security of the same series and tenor that reflects the changed terms. The Trustee may also place an appropriate notation on any Security of such series thereafter authenticated. However, the effectiveness of the amendment, supplement or waiver is not affected by any failure to annotate or exchange Securities in this fashion.

                  Section 9.4 Trustee's Rights and Obligations. The Trustee is entitled to receive, and will be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article is authorized or permitted by the Indenture. If the Trustee has received such an Opinion of Counsel, it shall sign the amendment, supplement or waiver so long as the same does not adversely affect the rights of the Trustee. The Trustee may, but is not obligated to, execute any amendment, supplement or waiver that affects the Trustee's own rights, duties or immunities under the Indenture.

                  Section 9.5 Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


                                    ARTICLE X

                                  Miscellaneous

                  Section 10.1 Trust Indenture Act of 1939. The Indenture shall incorporate and be governed by the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

                  Section 10.2 Securityholder Communications; Securityholder Actions. (a) The rights of Holders to communicate with other Holders with respect to the Indenture or the Securities are as provided by the Trust Indenture Act, and the Company and the Trustee shall comply with the requirements of Trust Indenture Act

Section 312(a). Neither the Company nor the Trustee will be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

         (b)(1) Any request, demand, authorization, direction, notice, consent to amendment, supplement or waiver or other action provided by the Indenture to be given or taken by a Holder (an "ACT") may be evidenced by an instrument signed by the Holder delivered to the Trustee. The fact and date of the execution of the instrument, or the authority of the person executing it, may be proved in any manner that the Trustee deems sufficient.

                  (2) The Trustee may make reasonable rules for action by or at a meeting of Holders of Securities of any series, which will be binding on all the Holders of Securities of such series.

         (c) Any act by the Holder of any Security of any series binds that Holder and every subsequent Holder of a Security of such series that evidences the same debt as the Security of the acting Holder, even if no notation thereof appears on the Security. Subject to paragraph (d), a Holder may revoke an act as to its Securities, but only if the Trustee receives the notice of revocation before the date the amendment or waiver or other consequence of the act becomes effective.

         (d) The Company may, but is not obligated to, fix a record date with respect to Holders of a Security of any series (which need not be within the time limits otherwise prescribed by Trust Indenture Act Section 316(c)) for the purpose of determining the Holders entitled to act with respect to any amendment or waiver or in any other regard, except that during the continuance of an Event of Default, only the Trustee may set a record date as to notices of default, any declaration or acceleration or any other remedies or other consequences of the Event of Default. If a record date is fixed with respect to Holders of a Security of any series, those Persons that were Holders at such record date and only those Persons will be entitled to act, or to revoke any previous act, whether or not those Persons continue to be Holders after the record date. No action will be valid or effective unless taken prior to 90 days after the record date.

                  Section 10.3 Notices. (a) Any notice or communication to the Company will be deemed given if in writing (i) when delivered in person or (ii) five days after mailing when mailed by first class mail, or (iii) when sent by facsimile transmission, with transmission confirmed. Any notice to the Trustee will be effective only upon receipt. In each case the notice or communication should be addressed as follows:

         if to the Company:

Compaq Computer Corporation
20555 SH 249
Houston, TX 77070
Attention:  General Counsel
Facsimile:  (281) 518-8209

         if to the Trustee:

The Bank of New York
101 Barclay Street
Floor 21 West
New York, New York 10286
Attention: Corporate Trust Trustee Administration
Facsimile: (212) 815-5915

         The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         (b) Except as otherwise expressly provided with respect to published notices, any notice or communication to a Holder will be deemed given when mailed to the Holder at its address as it appears on the Register by first class mail or, as to any Global Security registered in the name of the Depositary or its nominee, as agreed by the Company, the Trustee and the Depositary. Copies of any notice or communication to a Holder, if given by the Company, will be mailed to the Trustee at the same time. Defect in mailing a notice or communication to any particular Holder will not affect its sufficiency with respect to other Holders.

         (c) Where the Indenture provides for notice, the notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and the waiver will be the equivalent of the notice. Waivers of notice by Holders must be filed with the Trustee, but such filing is not a condition precedent to the validity of any action taken in reliance upon such waivers.

                  Section 10.4 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under the Indenture, the Company will furnish to the Trustee:

                  (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in the Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel stating that all such conditions precedent have been complied with.

                  Section 10.5 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in the Indenture must include:

                  (1) a statement that each person signing the certificate or opinion has read the covenant or condition and the related definitions;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in the certificate or opinion is based;

                  (3) a statement that, in the opinion of each such person, that person has made such examination or investigation as is necessary to enable the person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of each such person, such condition or covenant has been complied with, provided that an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials with respect to matters of fact.

                  Section 10.6 Payment Date Other Than a Business Day. If any payment with respect to a payment of any principal of or interest on any Security (including any payment to be made on any date fixed for redemption or purchase of any Security) is due on a day which is not a Business Day, then the payment need not be made on such date, but may be made on the next Business Day with the same force and effect as if made on such date, and no interest will accrue for the intervening period.

                  Section 10.7 Governing Law. The Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Section 10.8 No Adverse Interpretation of Other Agreements. The Indenture may not be used to interpret another indenture or loan or debt agreement of the Company or any Subsidiary of the Company, and no such indenture or loan or debt agreement may be used to interpret the Indenture.

                  Section 10.9 Successors. All agreements of the Company in the Indenture and the Securities will bind its successors. All agreements of the Trustee in the Indenture will bind its successor.

                  Section 10.10 Duplicate Originals. The parties may sign any number of copies of the Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  Section 10.11 Separability. In case any provision in the Indenture or in the Securities is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

                  Section 10.12 Table of Contents and Headings. The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of the Indenture have been inserted for convenience of reference only, are not to be considered a part of the Indenture and in no way modify or restrict any of the terms and provisions of the Indenture.

                  Section 10.13 No Liability of Directors, Officers, Employees, Incorporators and Stockholders. No director, officer, employee, incorporator, member or stockholder of the Company as such, will have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations. Each Holder of Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

                  Section 10.14 Judgment Currency. The Company agrees, to the fullest extent that it may effectively do so under applicable law, the (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in the City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a Business Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in the City of New York the Required Currency with the Judgment Currency on the Business Day preceding the day on which final unappealable judgment is entered and (b) its obligations under the Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under the Indenture.










                   END OF AGREEMENT EXCEPT FOR SIGNATURE PAGE

                                   SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have caused the Indenture to be duly executed as of the date first written above.


                                        COMPAQ COMPUTER CORPORATION
                                        as Issuer



                                        By: /s/ Ben K. Wells
                                           -------------------------------------
                                           Name: Ben K. Wells
                                           Title: Vice President & Treasurer


                                        THE BANK OF NEW YORK
                                        as Trustee



                                        By: /s/  Remo Reale
                                           -------------------------------------
                                           Name: Remo Reale
                                           Title: Vice President

                                                                       EXHIBIT A


                               [FACE OF SECURITY]

                           COMPAQ COMPUTER CORPORATION

                               [TITLE OF SECURITY]

                                                 [CUSIP]  [CINS] _______________

No.                                                             $_______________

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF [NAME OF DEPOSITARY] [ADDRESS OF DEPOSITARY] (THE "DEPOSITARY"), TO COMPAQ COMPUTER CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF [NAME OF DEPOSITARY] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO [NAME OF DEPOSITARY] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [NAME OF DEPOSITARY], HAS AN INTEREST HEREIN.

         [UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

         [If the Security is an original issue discount security for tax purposes and is not "publicly offered" within the meaning of Treasury Regulation 1.1275-1(h), insert--For purposes of Sections 1271-1275 of the United States Internal Revenue Code of 1986, as amended, the issue price of this Security is
 ....., the amount of original issue discount is ....., the issue date is
 ........, and the yield to maturity is .....]


                                    Exh. A-1

         COMPAQ COMPUTER CORPORATION, a Delaware corporation (the "COMPANY", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to ____________________, or its registered assigns, the principal sum of ____________ DOLLARS ($______) [or such other amount as indicated on the Schedule of Exchange of Securities attached hereto] on [DUE DATE -- DAY AND YEAR].

         Interest Rate: [INTEREST RATE]% per annum.

         Interest Payment Dates: [INTEREST PAYMENT DATE 1] and [INTEREST PAYMENT DATE 2], commencing [FIRST INTEREST PAYMENT DATE].

         Regular Record Dates: [RECORD DATE 1] and [RECORD DATE 2].

         Reference is hereby make to the further provisions of this Security set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.



                                    Exh. A-2

         IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officer.

                                                  COMPAQ COMPUTER CORPORATION



                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:


                                    Exh. A-3

                (Form of Trustee's Certificate of Authentication)

Dated:

         This is one of the Securities of the series due [DUE DATE - YEAR] described in the Indenture referred to in this Security.

                              THE BANK OF NEW YORK, as Trustee



                              By:
                                 -----------------------------------------------
                                 Authorized Signatory



                                    Exh. A-4

                             [REVERSE SIDE OF NOTE]

                           COMPAQ COMPUTER CORPORATION

                               [TITLE OF SECURITY]

1.       Principal and Interest.

         The Company promises to pay the principal of this Security on [DUE DATE-DAY AND YEAR].

         The Company promises to pay interest on the principal amount of this Security on each interest payment date, as set forth on the face of this Security, at the rate of [INTEREST RATE]% per annum.

         Interest will be payable semiannually (to the holders of record of the Securities at the close of business on the [RECORD DATE 1] or [RECORD DATE 2] immediately preceding the interest payment date) on each interest payment date, commencing [FIRST INTEREST PAYMENT DATE].

         Interest on this Security will accrue from the most recent date to which interest has been paid on this Security (or, if there is no existing default in the payment of interest and if this Security is authenticated between a regular record date and the next interest payment date, from such interest payment date) or, if no interest has been paid, from [the Issue Date]. Interest will be computed in the basis of a 360-day year of twelve 30-day months.

         The Company will pay interest on overdue principal, premium, if any, and[, to the extent lawful,] interest at a rate per annum that is [1][2]% in excess of [INTEREST RATE]%. Interest not paid when due and any interest on principal, premium or interest not paid when due will be paid to the Persons that are Holders on a special record date, which will be the 15th day preceding the date fixed by the Company for the payment of such interest, whether or not such day is a Business Day. At least 15 days before a special record date, the Company will send to each Holder and to the Trustee a notice that sets forth the special record date, the payment date and the amount of interest to be paid.



                                    Exh. A-5

2.       Indentures

         This Security is one of an issue of Securities issued and to be issued in one or more series under an Indenture dated as of _______, 2000 (as amended from time to time, the "INDENTURE"), between the Company and The Bank of New York, as Trustee. This Security is one of the series of Securities designated [TITLE OF SECURITIES]. Capitalized terms used herein are used as defined in the Indenture unless otherwise indicated. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture will control.

         The Securities are general unsecured obligations of the Company. In addition to the Securities, the Company is authorized to issue an unlimited amount of debt securities in one or more series under the Indenture.

3. [Redemption;] [Mandatory and Optional Sinking Funds;] Discharge Prior to Redemption or Maturity.

         [At any time and from time to time on or after [FIRST OPTIONAL CALL DATE], the Company may redeem the Securities, in whole or in part, at a redemption price equal to the percentage of principal amount set forth below plus accrued and unpaid interest to the redemption date.



                 12-MONTH PERIOD
                   COMMENCING
                [INTEREST PAYMENT                     Percentage
                     DATE 2]
                     IN YEAR

                                                           %

                                                           %

                 and thereafter                            %]



                                    Exh. A-6

         [The sinking fund for this series provides for the redemption on ......
in each year beginning with the year .......... and ending with the year
 ......... of [not less than] $......... [("mandatory sinking fund") and not more than $............] aggregate principal amount of Securities of this series.
[Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made--in the inverse order in which they become due.]

         [In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         If the Company deposits with the Trustee money or U.S. Government Obligations sufficient to pay the then outstanding principal of, premium, if any, and accrued interest on the Securities to redemption or maturity, the Company may in certain circumstances be discharged from the Indenture and the Securities or may be discharged from certain of its obligations under certain provisions of the Indenture.

4.       Registered Form; Denominations; Transfer; Exchange.

         The Securities are in registered form without coupons in denominations of $____ principal amount and any multiple of $1,000 in excess thereof. A Holder may register the transfer or exchange of Securities in accordance with the Indenture. The Trustee may require a Holder to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Pursuant to the Indenture, there are certain periods during which the Trustee will not be required to issue, register the transfer of or exchange any Security or certain portions of a Security.

5.       Defaults and Remedies.

         If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable. If a bankruptcy or insolvency default with respect to the Company occurs and is continuing, the Securities automatically become due and payable. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain


                                    Exh. A-7
limitations, Holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of remedies.

6.       Amendment and Waiver.

         Subject to certain exceptions, the Indenture and the Securities may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Securities. Without notice to or the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency [if such amendment or supplement does not adversely affect the interests of the Holders in any material respect].

7.       Authentication.

         This Security is not valid until the Trustee (or Authenticating Agent) signs the certificate of authentication on the other side of this Security.

8. Governing Law. The Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

9.       Abbreviations.

         Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A/ (= Uniform Gifts to Minors
Act).

         The Company will furnish a copy of the Indenture to any Holder upon written request and without charge.


                                    Exh. A-8

                            [FORM OF TRANSFER NOTICE]

         FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto


Insert Taxpayer Identification No.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Please print or typewrite name and address including zip code of assignee



--------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing



--------------------------------------------------------------------------------
attorney to transfer said Security on the books of the Company with full power of substitution in the premises.



                                    Exh. A-9

                     SCHEDULE OF EXCHANGES OF SECURITIES(1)

The following exchanges of a part of this Global Security for Physical Securities or a part of another Global Security have been made:



                     Amount of decrease     Amount of increase     Principal amount of
                     in principal amount    in principal amount    this Global Security    Signature of
                     of this Global         of this Global         following such          authorized signatory
Date of Exchange     Security               Security               decrease (or increase)  of Trustee







--------
(1)   For Global Securities


                                    Exh. A-10